UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2020

CAROLINA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10897 (Commission File Number)	57-1039673 (IRS Employer Identification No.)

288 Meeting Street, Charleston, South Carolina (Address of principal executive offices)	29401 (Zip Code)

(843) 723-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CARO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01.	Completion of Acquisition or Disposition of Assets

On May 1, 2020, United Bankshares, Inc., a West Virginia corporation (“United”), completed its previously announced merger (the “Merger”) with Carolina Financial Corporation, a Delaware corporation (“Carolina Financial”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 17, 2019, by and between United and Carolina Financial. At the effective time of the Merger (the “Effective Time”), Carolina Financial merged with and into United, with United surviving the Merger. Immediately following the Merger, Carolina Financial’s wholly owned bank subsidiary, CresCom Bank, merged with and into United’s wholly owned bank subsidiary, United Bank (the “Bank Merger”), with United Bank surviving the Bank Merger.

Pursuant to the terms of the Merger Agreement, at the Effective Time, Carolina Financial stockholders received 1.13 shares (the “Exchange Ratio”) of common stock, par value $2.50 per share, of United (“United Common Stock”) for each share of common stock, par value $0.01 per share, of Carolina Financial (“Carolina Financial Common Stock”). Also, at the Effective Time, (i) each outstanding Carolina Financial stock option, at the option holder’s election, either (A) became fully vested and converted into an option to acquire United Common Stock adjusted based on the Exchange Ratio or (B) was converted into the right to receive cash consideration equal to the difference between (1) the option’s exercise price and (2) $28.99 (the “Carolina Financial Closing Price”) multiplied by the number of shares of Carolina Financial Common Stock subject to such option; and (ii) each restricted stock grant, restricted stock unit grant or any other award of a share of Carolina Financial Common Stock subject to vesting, repurchase or other lapse restrictions under a Carolina Financial stock plan (other than a stock option) (each, a “Stock Award”) became fully vested and, at the holder of such Stock Award’s election, either (A) was converted into the right to receive shares of United Common Stock adjusted based on the Exchange Ratio or (B) was converted into the right to receive cash in an amount equal to the Carolina Financial Closing Price multiplied by the number of shares of Carolina Financial Common Stock subject to such Stock Award.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached as Exhibit 2.1 to Carolina Financial’s Current Report on Form 8-K filed on November 18, 2019, and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Carolina Financial notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger would be effective at 5:01 p.m., Eastern Time, on May 1, 2010. After the closing of trading on May 1, 2020, Nasdaq filed with the SEC a Notification of Removal form Listing and/or Registration Under Section 12(b) of the Securities and Exchange Act of 1934 on Form 25 to remove Carolina Financial’s common stock from listing on Nasdaq and withdraw the registration of Carolina Financial’s common stock under Section 12(b) of the Securities Exchange Act of 1934. Following the effectiveness of such Form 25, Carolina Financial intends to file with the SEC a certification on Form 15 under the Exchange Act requesting that the shares of Carolina Financial’s common stock be deregistered and that Carolina Financial’s reporting obligations under Sections 13 and 13(d) of the Exchange Act be suspended. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant

At the Effective Time of the Merger, Carolina Financial merged with and into United and, accordingly, a change in control of Carolina Financial occurred. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Effective Time of the Merger, all of the directors and executive officers of Carolina Financial ceased serving as directors and executive officers of Carolina Financial. As of the Effective Time, Jerold L. Rexroad, the former President and Chief Executive Officer of Carolina Financial, was appointed to the board of directors of each of United and United Bank.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

At the Effective Time of the Merger, the separate corporate existence of Carolina Financial ceased. The articles of incorporation and bylaws of United, as in effect immediately before the completion of the Merger, became the articles of incorporation and bylaws of the surviving corporation without change. Consequently, the certificate of incorporation and bylaws of Carolina Financial ceased to be in effect upon completion of the Merger.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger between United Bankshares, Inc. and Carolina Financial Corporation dated November 17, 2019 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Carolina Financial Corporation filed with the Securities and Exchange Commission on November 18, 2019).*
3.1	Amended and Restated Articles of Incorporation of United Bankshares, Inc. (incorporated by reference to Exhibit 3.1 to the Quarterly Report on Form 10-Q of United Bankshares, Inc. filed with the Securities and Exchange Commission on May 9, 2017).
3.2	Restated Bylaws of United Bankshares, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of United Bankshares, Inc. filed with the Securities and Exchange Commission on March 20, 2020).

*Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC. (as successor-by-merger to Carolina Financial Corporation)

Dated: May 1, 2020	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice
President and Chief Financial Officer